                                                                    Exhibit 10.2


                           VISIGENIC SOFTWARE, INC.

                            1995 STOCK OPTION PLAN


     1.   Establishment, Purpose and Term of Plan.
          ---------------------------------------

          1.1 Establishment. The Visigenic Software, Inc. 1995 Stock Option Plan (the "Plan") is hereby established effective as of April 18, 1995 (the "Effective Date").

          1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

          1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed. However, all Options shall be granted, if at all, within ten (10) years from the Effective Date.

     2.   Definitions and Construction.
          ----------------------------

          2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

                (a) "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

                (b) "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

                (c) "Committee" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

                (d) "Company" means Visigenic Software, Inc., a Delaware corporation, or any successor corporation thereto.

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                (e)    "Consultant" means any person, including an advisor,
engaged by a Participating Company to render services other than as an Employee or a Director.

                (f) "Director" means a member of the Board or of the board of directors of any other Participating Company.

                (g) "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for this purpose.

                (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                (i) "Fair Market Value" means, as of any date, the value of a share of stock or other property as determined by the Board, in its sole discretion, or by the Company, in its sole discretion, if such determination is expressly allocated to the Company herein.

                (j) "Insider" means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

                (k) "Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either (i) an Option intended to be (as set forth in the Option Agreement), and which qualifies as, an "Incentive Stock Option" within the meaning of Section 422(b) of the Code or (ii) a "Nonstatutory Stock Option" which is not intended to be (as set forth in the Option Agreement), or which does not qualify as, an Incentive Stock Option.

                (l) "Optionee" means a person who has been granted one or more Options.

                (m) "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee.

                (n) "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

                (o) "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

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                     (p)    "Participating Company Group" means, at any point in
time, all corporations collectively which are then Participating Companies.

                     (q) "Rule 16b-3" means Rule 16b-3 as promulgated under the Exchange Act, as amended from time to time, or any successor rule or regulation.

                     (r) "Stock" means the common stock, par value $0.001, of the Company, as adjusted from time to time in accordance with Section 4.2.

                     (s) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

                     (t) "Ten Percent Owner Optionee" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

          2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural, and the plural shall include the singular. Use of the term "or" is intended to include the conjunctive as well as the disjunctive.

          3.    Administration.
                --------------

                3.1 Administration by the Board. The Plan shall be administered by the Board, including any duly appointed Committee of the Board. All questions of interpretation of the Plan or of any Option shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

                3.2 Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its sole discretion:

                     (a) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;

                     (b) to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

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                (c)    to determine the Fair Market Value of shares of stock or
other property;

                (d) to determine the terms and conditions of each Option (which need not be identical), including, without limitation, the exercise price of the Option, the method of payment for shares purchased upon the exercise of the Option, the method for satisfaction of any tax withholding obligation arising in connection with the Option, including by the withholding or delivery of shares of stock, the timing and terms of the exercisability or vesting of the Option, the time of the expiration of the Option, the effect of the Optionee's termination of employment or service with the Participating Company Group, and all other terms and conditions of the Option not inconsistent with the terms of the Plan;

                (e)    to approve one or more forms of Option Agreement;

                (f) to amend, modify, extend, or renew, or grant a new Option in substitution for, any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

                (g) to delegate to any proper officer of the Company the authority to grant one or more Options, without further approval of the Board, to any person eligible pursuant to Section 5, other than a person who, at the time of such grant, is an Insider; provided, however, that (i) such Options shall not be granted to any one person within any fiscal year of the Company for more than fifty thousand (50,000) shares in the aggregate, (ii) the exercise price per share of each such Option shall be equal to 100% of the Fair Market Value of a share of Stock on the date of grant, and (iii) each such Option shall be subject to the terms and conditions of the appropriate standard form of Option Agreement approved by the Board and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board;

                (h) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Board deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Options; and

                (i) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Board may deem advisable to the extent consistent with the Plan and applicable law.

          3.3 Disinterested Administration. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be

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administered by the Board in compliance with the "disinterested administration"
requirements, if any, of Rule 16b-3.

     4.   Shares Subject to Plan.
          ----------------------

          4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be four million (4,000,000) and shall consist, in whole or in part, of authorized but unissued shares or treasury shares of Stock. In the event that any outstanding Option for any reason expires or is terminated or canceled or shares of Stock acquired, subject to repurchase, upon the exercise of an Option are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option, or such repurchased shares of Stock, shall again be available for issuance under the Plan.

          4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options and in the exercise price of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to a Transfer of Control (as defined in Section 8.1) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option.

     5.   Eligibility and Option Limitations.
          ----------------------------------

          5.1 Persons Eligible for Options. Options may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "Employees" shall include prospective Employees to whom Options are granted in connection with written offers of employment with the Participating Company Group, and "Consultants" shall include prospective Consultants to whom Options are granted in connection with written offers of engagement with the Participating Company Group. Eligible persons may be granted more than one (1) Option.

          5.2 Directors Serving on Committee. At any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, no member of a Committee established to administer the Plan in compliance with the "disinterested administration" requirements, if any, of Rule 16b-3, while a member, shall be eligible to be granted an Option.

          5.3 Option Grant Restrictions. Any person who is not an Employee on the date an Option is granted to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee shall be deemed granted on the date such person commences service with a Participating Company, with an exercise price determined as of such date in accordance with Section 6.1.

          5.4 Fair Market Value Limitation. To the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of stock with respect to which Incentive Stock Options are exercisable by an Optionee for the first time during any calendar year (under all stock option plans of the Participating Company Group, including the Plan) exceeds One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. This Section 5.4 shall be applied by taking Incentive Stock Options into account in the order in which they were granted. If the Code is amended to provide for a different limitation from that set forth in this Section 5.4, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 5.4, the Optionee may designate which portion of such Option the Optionee is exercising and may request that separate certificates representing each such portion be issued upon the exercise of the Option. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first .

     6.   Terms and Conditions of Options.  Options shall be evidenced by Option
          -------------------------------
Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          6.1 Exercise Price. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the date the Option is granted, (b) the exercise price per share for a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the date the Option is granted, and (c) no Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the

                                       6
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minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

          6.2 Exercise Period. Options shall be exercisable at such time or times and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the date such Option is granted, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Option is granted, and (c) no Option granted to a prospective Employee or prospective Consultant may become exercisable prior to the date on which such person commences service with a Participating Company.

          6.3   Payment of Exercise Price.

                (a) Forms of Payment Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Same-Day Sale"), (iv) by the Optionee's promissory note in a form approved by the Company, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time, by adoption of or by amendment to the standard forms of Option Agreement described in Section 7, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

                (b) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

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                (c)    Same-Day Sale. The Company reserves, at any and all
times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Same-Day Sale.

                (d) Payment by Promissory Note. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than ten (10) years after the Option is exercised, and interest shall be payable at least annually and at a rate at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company. Unless otherwise provided by the Board, in the event the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

          6.4 Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Option. Alternatively, in its sole discretion, the Company shall have the right to require the Optionee, through payroll withholding or otherwise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Option. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to the Option Agreement until the Participating Company Group's tax withholding obligations have been satisfied.

     7.   Standard Forms of Option Agreement.
          ----------------------------------

          7.1 Incentive Stock Options. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Immediately Exercisable Incentive Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

          7.2 Nonstatutory Stock Options. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as a

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"Nonstatutory Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Immediately Exercisable Nonstatutory Stock Option Agreement adopted by the Board concurrently with its adoption of the Plan and as amended from time to time.

          7.3   Standard Term of Options. Except as otherwise provided in
Section 6.2 or by the Board in the grant of an Option, any Option granted hereunder shall be exercisable for a term of ten (10) years.

          7.4 Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any of the standard forms of Option Agreement described in this Section 7 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are not immediately exercisable.

     8.   Transfer of Control.
          -------------------

          8.1 Definition. A "Transfer of Control" shall be deemed to have occurred in the event that any of the following occurs with respect to the
Company:

                (a) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the voting stock of the Company wherein the stockholders of the Company immediately before such sale or exchange do not retain in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before such event, directly or indirectly (including, without limitation, through their ownership of shares of the voting stock of a corporation which, as a result of such sale or exchange, owns the Company either directly or through one or more subsidiaries), at least a majority of the beneficial interest in the voting stock of the Company immediately after such sale or exchange;

                (b) a merger or consolidation wherein the stockholders of the Company immediately before such merger or consolidation do not retain in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before such event, directly or indirectly (including, without limitation, through their ownership of shares of the voting stock of a corporation which, as a result of such merger or consolidation, owns the Company either directly or through one or more subsidiaries), at least a majority of the beneficial interest in the voting stock of the Company immediately after such merger or consolidation;

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                 (c)    the sale, exchange, or transfer of all or substantially
all of the assets of the Company (other than a sale, exchange, or transfer to one or more corporations (the "Transferee Corporation(s)") wherein the stockholders of the Company immediately before such sale, exchange, or transfer retain in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before such event, directly or indirectly (including, without limitation, through their ownership of shares of the voting stock of a corporation which owns the Transferee Corporation(s) either directly or through one or more subsidiaries), at least a majority of the beneficial interest in the voting stock of the Transferee Corporation(s) immediately after such event); or

                 (d)    a liquidation or dissolution of the Company.

          8.2 Effect of Transfer of Control on Options. In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to either assume the Company's rights and obligations under outstanding Options or substitute substantially equivalent options for the Acquiring Corporation's stock for outstanding Options. The Company shall provide each Optionee holding an outstanding Option with at least ten (10) days advance written notice of the pending Transfer of Control prior to the consummation thereof. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement. If the corporation the stock of which is subject to the outstanding Options immediately prior to a Transfer of Control described in Section 8.1(a) is the surviving or continuing corporation, the outstanding Options shall be deemed to have been assumed by the Acquiring Corporation for purposes of this Section 8.2.

     9.   Provision of Information.  At least annually, copies of the Company's
          ------------------------
balance sheet and income statement for the just completed fiscal year shall be made available to each Optionee and purchaser of shares of Stock upon the exercise of an Option. The Company shall not be required to provide such information to persons whose duties in connection with the Company assure them access to equivalent information.

     10.  Nontransferability of Options.  During the lifetime of the Optionee,
          -----------------------------
an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

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     11.  Transfer of Company's Rights.  In the event any Participating Company
          ----------------------------
assigns, other than by operation of law, to a third person, other than another Participating Company, any of the Participating Company's rights to repurchase any shares of Stock acquired upon the exercise of an Option, the assignee shall pay to the assigning Participating Company the value of such right as determined by the Company in the Company's sole discretion. Such consideration shall be paid in cash. In the event such repurchase right is exercisable at the time of such assignment, the value of such right shall be not less than the Fair Market Value of the shares of Stock which may be repurchased under such right (as determined by the Company) minus the repurchase price of such shares. The requirements of this Section 11 regarding the minimum consideration to be received by the assigning Participating Company shall not inure to the benefit of the Optionee whose shares of Stock are being repurchased. Failure of a Participating Company to comply with the provisions of this Section 11 shall not constitute a defense or otherwise prevent the exercise of the repurchase right by the assignee of such right.

     12.  Indemnification.  In addition to such other rights of indemnification
          ---------------
as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

     13.  Termination or Amendment of Plan.  The Board may terminate or amend
          --------------------------------
the Plan at any time. However, subject to changes in the law or other legal requirements that would permit otherwise, without the approval of the Company's stockholders, there shall be (a) no increase in the total number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no expansion in the class of persons eligible to receive Nonstatutory Stock Options. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such termination or amendment is necessary to comply with any applicable law or government regulation.

     14.  Stockholder Approval.  The Plan or any increase in the maximum number
          --------------------
of shares of Stock issuable thereunder as provided in Section 4.1 (the "Maximum Shares") shall be approved by the stockholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Options granted prior to stockholder approval of the Plan or in excess of the Maximum Shares previously approved by the stockholders shall become exercisable no earlier than the date of stockholder approval of the Plan or such increase in the Maximum Shares, as the case may be.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Visigenic Software, Inc. 1995 Stock Option Plan was duly adopted by the Board on April 18, 1995.



                                              ----------------------------------
                                              Glenn C. Myers, Secretary

                                  PLAN HISTORY
                                  ------------


April 18, 1995                 Board adopts Plan, with an initial reserve of
                               1,500,000 shares.

_______________, 1995          Stockholders approve Plan, with an initial
                               reserve of 1,500,000 shares.

_________, 1996                Board confirms amendment to Plan to delegate
                               authority to officers to grant options.

April 24, 1996                 Board amends plan to increase share reserve to
                               4,000,000 shares and to make certain other amendments required by California Department of Corporations.

__________, 1996               Stockholders approve amendment to plan to
                               increase share reserve to 4,000,000 shares.

                                STANDARD FORM OF

                            VISIGENIC SOFTWARE, INC.

                            IMMEDIATELY EXERCISABLE

                        INCENTIVE STOCK OPTION AGREEMENT

                                STANDARD FORM OF

                            VISIGENIC SOFTWARE, INC.

                            IMMEDIATELY EXERCISABLE

                      NONSTATUTORY STOCK OPTION AGREEMENT

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.



                            VISIGENIC SOFTWARE, INC.

                            IMMEDIATELY EXERCISABLE

                        INCENTIVE STOCK OPTION AGREEMENT


  THIS IMMEDIATELY EXERCISABLE INCENTIVE STOCK OPTION AGREEMENT (the "Option Agreement") is made and entered into as of ___________, 199_, by and between Visigenic Software, Inc. and ___________________________ (the "Optionee").

  The Company has granted to the Optionee an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the "Option"). The Option shall in all respects be subject to the terms and conditions of the Visigenic Software, Inc. 1995 Stock Option Plan (the "Plan"), the provisions of which are incorporated herein by reference.

  1.   Definitions and Construction.
       ----------------------------

       1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Plan. Whenever used herein, the following terms shall have their respective meanings set forth below:

            (a) "Date of Option Grant" means ________________________ , 199_.

            (b) "Number of Option Shares" means ___________________ shares of Stock, as adjusted from time to time pursuant to Section 9.

            (c) "Exercise Price" means $ ____________ per share of Stock, as adjusted from time to time pursuant to Section 9.

            (d) "Initial Exercise Date" means the later of the Date of Option Grant or the date the Optionee's Service commences.

            (e) "Initial Vesting Date" means the date occurring six (6) months after (check one):

                       ___   the Date of Option Grant.

                       ___   __________________ , 199_, the date the
                             Optionee's Service commenced.

            (f) "Vested Ratio" means, on any relevant date, the ratio determined as follows:


                                                Vested Ratio
                                                ------------
            Prior to Initial Vesting Date             0

            On Initial Vesting Date,                1/8
            provided the Optionee's Service
            is continuous from the later of
            the Date of Option Grant or the
            Optionee's Service
            commencement date until the
            Initial Vesting Date

            Plus
            ----

            For each full month of the             1/48
            Optionee's continuous Service
            from the Initial Vesting Date
            until the Vested Ratio equals
            1/1, an additional


            (g) "Option Expiration Date" means the date ten (10) years after the Date of Option Grant.

            (h) "Disability" means the inability of the Optionee, in the opinion of a qualified physician, to perform the major duties of the Optionee's position with the Participating Company Group because of the sickness or injury of the Optionee.

            (i) "Securities Act" means the Securities Act of 1933, as amended.

            (j) "Service" means the Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company. (NOTE: If the Option is exercised more than three (3) months after the date on which the Optionee ceased to be an Employee (other than by reason of death or a permanent and total disability as defined in Section 22(e)(3) of the Code), the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)

          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural, and the plural shall include the singular. Use of the term "or" is intended to include the conjunctive as well as the disjunctive.

     2.   Tax Status of the Option.  This Option is intended to be an Incentive
          ------------------------
Stock Option within the meaning of Section 422(b) of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. (NOTE: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other Incentive Stock Options held by the Optionee (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than One Hundred Thousand Dollars ($100,000), the Optionee should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option.)

     3.   Administration.  All questions of interpretation concerning this
          --------------
Option Agreement shall be determined by the Board, including any duly appointed Committee of the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.   Exercise of the Option.
          ----------------------

          4.1  Right to Exercise.

               (a) Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares less the number of shares previously acquired upon exercise of the Option, subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in Section 11,
Section 12, and Section 13. Notwithstanding the foregoing, except as provided in Section 4.1(b), the aggregate Fair Market Value of the shares of Stock with respect to which the Optionee may exercise the Option for the first time during any calendar year, when added to the aggregate Fair Market Value of the shares subject to any other Incentive Stock Options granted to the Optionee under all stock option plans of the Participating Company Group prior to the Date of Option Grant which are exercisable for the first time during such calendar year, shall not exceed One Hundred Thousand Dollars ($100,000). For purposes of the preceding sentence, the Fair Market Value of any shares shall be determined as of the time the option with respect to such shares is granted. Such limitation on exercise shall be referred to in this Option Agreement as the "$100,000 Exercise Limitation."

               (b) Notwithstanding any other provision of this Option Agreement, if compliance with the $100,000 Exercise Limitation as set forth in Section 4.1(a) will result in the exercisability of any Vested Shares (as defined in Section 11.2) being delayed more than thirty (30) days beyond the date such shares become Vested Shares (the "Vesting Date"), the Option shall be deemed to be two (2) options. The first option shall be for the maximum portion of the Number of Option Shares that can comply with the $100,000 Exercise Limitation without causing the Option to be unexercisable in the aggregate as to Vested Shares on the Vesting Date for such shares. The second option, which shall not be treated as an Incentive Stock Option as described in section 422(b) of the Code, shall be for the balance of the Number of Option Shares; that is, those such shares which, on the respective Vesting Date for such shares, would be unexercisable if included in the first option and thereby made subject to the $100,000 Exercise Limitation. Shares treated as subject to the second option shall be exercisable on the same terms and at the same time as set forth in this Option Agreement; provided, however, that (a) the second sentence of Section 4.1(a) shall not apply to the second option and (b) each such share shall become a Vested Share on the Vesting Date such share must first be allocated to the second option pursuant to the preceding sentence. Unless the Optionee specifically elects to the contrary in the Optionee's written notice of exercise, the first option shall be deemed to be exercised first to the maximum possible extent and then the second option shall be deemed to be exercised.

          4.2 Method of Exercise. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by (i) full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and
(ii) an executed copy, if required herein, of the then current forms of escrow and security agreement referenced below. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and, if required by the Company, such executed agreements.

          4.3  Payment of Exercise Price.

               (a) Forms of Payment Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Same-Day Sale, as defined in Section 4.3(c), (iv) in the Company's sole discretion at the time the Option is exercised, by cash for a portion of the aggregate Exercise Price not less than the par value of the shares being acquired and the Optionee's promissory note for the balance of the aggregate Exercise Price, or
(v) by any combination of the foregoing.

               (b) Tender of Stock. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

               (c) Same-Day Sale. A "Same-Day Sale" means the assignment in a form acceptable to the Company of the proceeds of a sale of some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

               (d) Payment by Promissory Note. No promissory note shall be permitted if an exercise of the Option using a promissory note would be a violation of any law. Unless otherwise specified by the Board at the time the Option is granted, the promissory note permitted in clause (iv) of Section 4.3(a) shall be a full recourse note in a form satisfactory to the Company, with principal payable four (4) years after the date the Option is exercised. Interest on the principal balance of the promissory note shall be payable in annual installments at the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. Such recourse promissory note shall be secured by the shares of Stock acquired pursuant to the then current form of security agreement as approved by the Company. At any time the Company is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations. Except as the Company in its sole discretion shall determine, the Optionee shall pay the unpaid principal balance of the promissory note and any accrued interest thereon upon termination of the Optionee's Service with the Participating Company Group for any reason, with or without cause.

          4.4 Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

          4.5 Certificate Registration. Except in the event the Exercise Price is paid by means of a Same-Day Sale, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          4.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

     5.   Nontransferability of the Option.  The Option may be exercised during
          --------------------------------
the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

     6.   Termination of the Option.  The Option shall terminate and may no
          -------------------------
longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Transfer of Control to the extent provided in Section 8.

     7.  Effect of Termination of Service.
         --------------------------------

          7.1  Option Exercisability.

               (a) Disability. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. (NOTE: If the Option is exercised more than three (3) months after the date on which the Optionee's Service as an Employee terminated as a result of a Disability other than a permanent and total disability as defined in Section 22(e)(3) of the Code, the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)

               (b) Death. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, (i) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (ii) solely for purposes of computing the Vested Ratio, the Optionee shall be given credit for an additional twelve (12) months of continuous Service; provided, however, that in no event shall the Vested Ratio exceed 1/1. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

               (c) Other Termination of Service. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within thirty (30) days after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

          7.2 Additional Limitations on Option Exercise. Notwithstanding the provisions of Section 7.1, the Option may not be exercised after the Optionee's termination of Service to the extent that the shares to be acquired upon exercise of the Option would be subject to the Unvested Share Repurchase Option as provided in Section 11. Except as the Company and the Optionee otherwise agree, exercise of the Option pursuant to Section 7.1 following termination of the Optionee's Service may not be made by delivery of a promissory note as provided in Section 4.3(a).

          7.3 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisor as to the tax consequences to the Optionee of any such delayed exercise.

          7.4 Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section
7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

          7.5 Leave of Absence. For purposes of Section 7.1, the Optionee's Service with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave of absence in excess of ninety (90) days, the Optionee's Service shall be deemed to terminate on the ninety-first (91st) day of such leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company (or required by law), a leave of absence shall not be treated as Service for purposes of determining the Optionee's Vested Ratio.

     8.   Ownership Change and Transfer of Control.
          ----------------------------------------

          8.1  Definitions.

               (a) An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                    (i) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the voting stock of the Company;

                    (ii) a merger or consolidation in which the Company is a party;

                    (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one or more corporations (the "Transferee Corporation(s)") wherein the stockholders of the Company immediately before such sale, exchange, or transfer retain in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before such event, directly or indirectly (including, without limitation, through their ownership of shares of the voting stock of a corporation which owns the Transferee Corporation(s) either directly or through one or more subsidiaries), at least a majority of the beneficial interest in the voting stock of the Transferee Corporation(s) immediately after such event); or

                    (iv)  a liquidation or dissolution of the Company.

               (b)  A  "Transfer of Control" shall mean

                    (i) an Ownership Change described in Sections 8.1(a)(i) or 8.1(a)(ii) wherein the stockholders of the Company immediately before such Ownership Change do not retain in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before such Ownership Change, directly or indirectly (including, without limitation, through their ownership of shares of the voting stock of a corporation which, as a result of such Ownership Change, owns the Company either directly or through one or more subsidiaries), at least a majority of the beneficial interest in the voting stock of the Company immediately after such Ownership Change; or

                    (ii) an Ownership Change described in Sections 8.1(a)(iii) or 8.1(a)(iv).

          8.2 Effect of Transfer of Control on Option. In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to either assume the Company's rights and obligations under the Option or substitute a substantially equivalent option for the Acquiring Corporation's stock for the Option. The Company shall provide the Optionee with at least ten (10) days advance written notice of the pending Transfer of Control prior to the consummation thereof. The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. If the corporation the stock of which is subject to the Option immediately prior to the Transfer of Control is the surviving or continuing corporation in an Ownership Change described in Section 8.1(a)(i), the Option shall be deemed to have been assumed by the Acquiring Corporation for purposes of this Option Agreement.

     9.   Adjustments for Changes in Capital Structure.  In the event of any
          --------------------------------------------
stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option.

     10.  Rights as a Stockholder, Employee, Director or Consultant.  The
          ---------------------------------------------------------
Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date on which all of the conditions under this Option Agreement to an effective exercise of the Option have been satisfied. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such effective exercise of the Option, except as provided in Section 9. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee, Director or Consultant, as the case may be, at any time.

     11.  Unvested Share Repurchase Option.
          --------------------------------

          11.1 Grant of Unvested Share Repurchase Option. In the event the Optionee's Service with the Participating Company Group is terminated for any reason or no reason, with or without cause, other than pursuant to a Termination After Transfer of Control as defined in Section 11.2 below if the Optionee is an Employee or Director, or if the Optionee, the Optionee's legal representative, or other holder of shares acquired upon exercise of the Option attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change) any shares acquired upon exercise of the Option which exceed the Vested Shares as defined in Section 11.2 below (the "Unvested Shares"), the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this Section 11 (the "Unvested Share Repurchase Option"). The Unvested Share Repurchase Option shall terminate in the event of a Termination After Transfer of Control if the Optionee is an Employee or Director.

          11.2 Definitions.

               (a) Vested Shares and Unvested Shares. The "Vested Shares" shall mean, on any given date, a number of shares of Stock equal to the Number of Option Shares multiplied by the Vested Ratio determined as of such date and rounded down to the nearest whole share. On such given date, the "Unvested Shares" shall mean the number of shares of Stock acquired upon exercise of the Option which exceed the Vested Shares determined as of such date.

               (b)  Termination After Transfer of Control.

                    (i) "Termination After Transfer of Control" shall mean either of the following events occurring after a Transfer of Control:

                         (1) termination by the Participating Company Group of
the Optionee's Service with the Participating Company Group for any reason other than Termination for Cause (as defined below); or

                         (2) the Optionee's resignation from Service with the
Participating Company Group immediately following any Constructive Termination (as defined below).

                    (ii) Notwithstanding any provision herein to the contrary, Termination After Transfer of Control shall not include any termination of the Optionee's Service with the Participating Company Group which (1) is a Termination for Cause (as defined below); (2) is a result of the Optionee's death or Disability; (3) is a result of the Optionee's voluntary termination of Service other than upon Constructive Termination (as defined below); or (4) occurs prior to the effectiveness of a Transfer of Control.

               (c) Termination for Cause. "Termination for Cause" shall mean termination by the Participating Company Group of the Optionee's Service with the Participating Company Group for any of the following reasons: (i) theft, dishonesty, or falsification of any Participating Company records; (ii) improper use or disclosure of a Participating Company's confidential or proprietary information; (iii) any action by the Optionee which has a detrimental effect on a Participating Company's reputation or business; (iv) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from the Participating Company Group of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach by the Optionee of any employment agreement between the Optionee and the Participating Company Group, which breach is not cured pursuant to the terms of such agreement; or (vi) the Optionee's conviction of any criminal act which impairs the Optionee's ability to perform his or her duties with the Participating Company Group.

               (d) Constructive Termination. "Constructive Termination" shall mean any one or more of the following:

                    (i) without the Optionee's express written consent, the assignment to the Optionee of any duties, or any limitation of the Optionee's responsibilities, substantially inconsistent with the Optionee's positions, duties, responsibilities and status with the Participating Company Group immediately prior to the date of the Transfer of Control;

                    (ii) without the Optionee's express written consent, the relocation of the principal place of the Optionee's employment to a location that is more than fifty (50) miles from the Optionee's principal place of employment immediately prior to the date of the Transfer of Control, or the imposition of travel requirements substantially more demanding of the Optionee than such travel requirements existing immediately prior to the date of the Transfer of Control;

                    (iii) any failure by the Participating Company Group to pay, or any material reduction by the Participating Company Group of, (1) the Optionee's base salary in effect immediately prior to the date of the Transfer of Control (unless reductions comparable in amount and duration are concurrently made for all other employees of the Participating Company Group with responsibilities, organizational level and title comparable to the Optionee's), or (2) the Optionee's bonus compensation, if any, in effect immediately prior to the date of the Transfer of Control (subject to applicable performance requirements with respect to the actual amount of bonus compensation earned by the Optionee); or

                    (iv) any failure by the Participating Company Group to (1) continue to provide the Optionee with the opportunity to participate, on terms no less favorable than those in effect for the benefit of any employee group which customarily includes a person holding the employment position or a comparable position with the Participating Company Group then held by the Optionee, in any benefit or compensation plans and programs, including, but not limited to, the Participating Company Group's life, disability, health, dental, medical, savings, profit sharing, stock purchase and retirement plans, if any, in which the Optionee was participating immediately prior to the date of the Transfer of Control, or their equivalent, or (2) provide the Optionee with all other fringe benefits (or their equivalent) from time to time in effect for the benefit of any employee group which customarily includes a person holding the employment position or a comparable position with the Participating Company Group then held by the Optionee.

          11.3 Exercise of Unvested Share Repurchase Option. The Company may exercise the Unvested Share Repurchase Option by written notice delivered personally or forwarded by first class mail to the Optionee within sixty (60) days after (a) termination of the Optionee's Service (or exercise of the Option, if later) or (b) the Company has received notice of the attempted disposition of Unvested Shares. If the Company fails to give notice within such sixty (60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the Optionee otherwise agree.

          11.4 Payment for Shares and Return of Shares to Company. The purchase price per share being repurchased by the Company shall be an amount equal to the Optionee's original cost per share, as adjusted pursuant to Section 9 (the "Repurchase Price"). The Company shall pay the aggregate Repurchase Price to the Optionee in cash within thirty (30) days after the date of personal delivery or mailing of the written notice of the Company's exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the Repurchase Price to the Optionee.

          11.5 Assignment of Unvested Share Repurchase Option. The Company shall have the right to assign the Unvested Share Repurchase Option at any time, whether or not such option is then exercisable, to one or more persons as may be selected by the Company.

          11.6 Ownership Change. Except as otherwise provided herein, in the event of an Ownership Change, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of Unvested Shares shall be immediately subject to the Unvested Share Repurchase Option and included in the terms "Stock" and "Unvested Shares" for all purposes of the Unvested Share Repurchase Option with the same force and effect as the Unvested Shares immediately prior to the Ownership Change. While the aggregate Repurchase Price shall remain the same after such Ownership Change, the Repurchase Price per Unvested Share upon exercise of the Unvested Share Repurchase Option following such Ownership Change shall be adjusted as appropriate. For purposes of determining the Vested Ratio following an Ownership Change, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the event constituting the Ownership Change. The other provisions of this Section 11 notwithstanding, the Unvested Share Repurchase Option shall terminate and be of no further force and effect upon the occurrence of a Transfer of Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Option or substitutes a substantially equivalent option for the Acquiring Corporation's stock for the Option.

     12.  Right of First Refusal.
          ----------------------

          12.1 Grant of Right of First Refusal.  Except as provided in Section
12.7 below, in the event the Optionee, the Optionee's legal representative, or other holder of shares acquired upon exercise of the Option proposes to sell, exchange, transfer, pledge, or otherwise dispose of any Vested Shares (the "Transfer Shares") to any person or entity, including, without limitation, any stockholder of the Participating Company Group, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 12 (the "Right of First Refusal"). For purposes of this Section 12, a change in record ownership of any Vested Shares (other than any such change pursuant to a decree of divorce or marital separation or similar order, or by any property settlement agreement, or upon death, incompetence or bankruptcy of the Optionee) shall be deemed a transfer subject to the Right of First Refusal whether or not such change in record ownership results in a change in the beneficial ownership of such shares.

          12.2 Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Board in good faith, subject to Section 15. If the Optionee proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

          12.3 Bona Fide Transfer. If the Company determines that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this Section 12, and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 12. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

          12.4 Exercise of Right of First Refusal. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

          12.5 Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Optionee otherwise agree) within the period specified in Section
12.4 above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this Section 12.

          12.6 Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Option Agreement, including this Section 12 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this
Section 12 are met.

          12.7 Transfers Not Subject to Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired upon exercise of the Option if such transfer or exchange is in connection with an Ownership Change. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section
12.9 below result in a termination of the Right of First Refusal.

          12.8 Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

          12.9 Early Termination of Right of First Refusal. The other provisions of this Section 12 notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Transfer of Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Option or substitutes a substantially equivalent option for the Acquiring Corporation's stock for the Option, or (b) the existence of a public market for the class of shares subject to the Right of First Refusal. A "public market" shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Exchange
Act) or (ii) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

          12.10 Death, Incompetence or Bankruptcy of Purchaser. In the event of the Optionee's death, incompetence or bankruptcy, the Company will have an option to purchase all, but not less than all, of the Transfer Shares (except as the Company and the appropriate personal representative of the Optionee otherwise agree) at a purchase price equal to the Fair Market Value of the Transfer Shares, as of the date of the Optionee's death, incompetence or bankruptcy, as determined by the Board subject to Section 15. For purposes of this Option Agreement, the incompetence of the Optionee will be deemed to have occurred upon the entry by a court of competent jurisdiction of an order adjudicating the Optionee incompetent to manage the Optionee's person or estate, and the bankruptcy of the Optionee will be deemed to have occurred when the Optionee obtains or becomes subject to an order for relief under the Bankruptcy Code or has executed and delivered an assignment for the benefit of the Optionee's creditors. The Company may exercise this option by delivery to the appropriate personal representative of the Optionee of a notice of exercise within sixty (60) days after an officer of the Company first becomes aware of the death, incompetency or bankruptcy of the Optionee. Notwithstanding the other provisions of this Section 12, the Company's option pursuant to this
Section 12.10 and not the Right of First Refusal will apply to transfers arising from the Optionee's death, incompetence or bankruptcy. The Company's option pursuant to this Section 12.10 will be deemed to be part of the Right of First Refusal for purposes of Section 12.6 above and Sections 16 and 20.4 below. The Company's option pursuant to this Section

12.10 will terminate, and be of no further force and effect, upon any termination of the Right of First Refusal pursuant to Section 12.9 above.

     13.  Repurchase Rights Upon Marital Dissolution.
          ------------------------------------------

          13.1 Repurchase from Spouse.

               (a) In the event of the dissolution of the Optionee's marriage or the Optionee's legal separation from his or her spouse, the Optionee shall have the right and option to purchase from his or her spouse all or any portion of the shares acquired upon exercise of the Option (i) awarded to the spouse pursuant to a decree of dissolution of marriage or separation or any other order by any court of competent jurisdiction or by any property settlement agreement (whether or not incorporated by reference in any such decree), or (ii) transferred by the Optionee to the spouse by gift prior to the dissolution or separation. The Optionee shall purchase such shares for a price equal to the Fair Market Value of such shares as determined by the Board in good faith, subject to Section 15, and upon the terms set forth below. The Optionee shall exercise his or her right, if at all, within thirty (30) days of the entry of any such decree or property settlement agreement by delivery to the Optionee's spouse of written notice of exercise, specifying the number of shares that the Optionee elects to purchase. The purchase price for the shares shall be paid by delivery of a check for the purchase price.

               (b) In the event the Optionee does not exercise his or her right to purchase all of the shares acquired upon exercise of the Option which are awarded to the Optionee's spouse, the Optionee shall provide written notice to the Company of the number of such shares available for purchase within thirty
(30) days of the entry of the decree or property settlement agreement. The Company shall then have the right to purchase at any time within thirty (30) days after delivery of such notice any of the shares not acquired by the Optionee directly from the Optionee's spouse at the same price and otherwise on the same terms that were available to the Optionee.

               (c) The rights of the Optionee and the Company pursuant to this
Section 13 are hereinafter referred to as the "Repurchase Rights Upon Marital Dissolution."

          13.2 Effect on Right of First Refusal. The Right of First Refusal set forth in Section 12 above shall apply to any gift of shares acquired upon exercise of the Option made by the Optionee to the Optionee's spouse at the time of any such gift, but shall not apply in the case of any award of shares to the Optionee's spouse pursuant to a court decree or property settlement agreement or, at the time of any dissolution of the Optionee's marriage or marital separation, with respect to shares transferred by the Optionee by gift to the spouse prior to the dissolution, all of which transfers shall be subject to the Repurchase Rights Upon Marital Dissolution.

          13.3 Ownership Change. Consideration consisting of stock of a Participating Company received pursuant to an Ownership Change with respect to shares acquired upon exercise of the Option shall remain subject to the Repurchase Rights Upon Marital Dissolution unless the provisions of Section 13.4 below result in a termination of such rights.

          13.4 Early Termination of Repurchase Rights Upon Marital Dissolution. The other provisions of this Section 13 notwithstanding, the Repurchase Rights Upon Marital Dissolution shall terminate and be of no further force and effect upon (a) the occurrence of a Transfer of Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Option or substitutes a substantially equivalent option for the Acquiring Corporation's stock for the Option, or (ii) the existence of a public market, as defined in
Section 12.9 above, for the class of shares subject to the Repurchase Rights Upon Marital Dissolution.

     14.  Spousal Consent.  If the Optionee is married on the date of this
          ---------------
Option Agreement, the Optionee's spouse shall execute a Consent of Spouse in the form of Exhibit A hereto, effective on the date hereof. Such consent shall not
        ---------
be deemed to confer or convey to the spouse any rights in the Option or the shares issuable upon the exercise thereof that do not otherwise exist by operation of law or the agreement of the parties. If the Optionee should marry or remarry subsequent to the date of this Option Agreement, the Optionee shall within thirty (30) days thereafter obtain his or her new spouse's acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Option Agreement by signing an additional Consent of Spouse in the form of Exhibit A. Failure to provide an additional Consent of
                         ---------
Spouse shall be treated as a transfer of all of the shares previously acquired by the Optionee upon exercise of the Option, if any, to such spouse and trigger the Company's Right of First Refusal under Section 12 above.

     15.  Appraisal.  In the case of: (a) the Company's exercise of its Right of
          ---------
First Refusal pursuant to Section 12 above with respect to a bona fide gift or involuntary transfer referred to therein, (b) the Company's option pursuant to
Section 12.10 upon the Optionee's death, incompetence or bankruptcy, or (c) the Optionee's or the Company's exercise of their Repurchase Rights Upon Marital Dissolution pursuant to Section 13 above, if the Objecting Party (as defined below) disagrees with the valuation determined by the Board, the Objecting Party may, by giving written notice to the Company within ten (10) days after being informed of the valuation, request that the value of the shares at issue be determined by an independent appraiser to be selected by the Company. The Company shall select an appraiser to determine the value of such shares within fifteen (15) days after the Company's actual receipt of the Objecting Party's notice disputing the valuation determined by the Board. Such appraiser shall be subject to the approval of the Objecting Party, which approval the Objecting Party shall not unreasonably withhold or delay. The Objecting Party's approval or refusal to approve the appraiser must be given before the appraiser announces a valuation. The value of such shares, as determined by the appraiser, shall be conclusively binding on all of the parties concerned. The expenses of appraisal shall be borne equally by the Company and the Objecting Party. Any time required to resolve a valuation dispute shall be added to the time periods in which the Company may exercise its rights under Sections 12, 12.10, and 13 above and the Optionee may exercise his or her rights vis-a-vis his or her spouse pursuant to Section 13 above. As used in this Section 15, the term "Objecting Party" means the Optionee or, in the case of Section 13 above only, the Optionee's spouse.

     16.  Escrow.
          ------

          16.1 Establishment of Escrow. To ensure that shares subject to the Unvested Share Repurchase Option, the Right of First Refusal, or the Repurchase Rights Upon Marital Dissolution or securing any promissory note will be available for repurchase, the Company may require the Optionee to deposit the certificate evidencing the shares which the Optionee purchases upon exercise of the Option with an escrow agent designated by the Company under the terms and conditions of escrow and security agreements approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate in escrow. In the event of an Ownership Change or change in stock subject to the provisions of this Option Agreement as described in Section 17, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of shares of Stock acquired upon exercise of the Option that remain, following such Ownership Change or change described in Section 17, subject to the Unvested Share Repurchase Option, the Right of First Refusal, or the Repurchase Rights Upon Marital Dissolution or any security interest held by the Company shall be immediately subject to the escrow to the same extent as such shares of Stock immediately before such event. The Company shall bear the expenses of the escrow.

          16.2 Delivery of Shares to Optionee. As soon as practicable after the expiration of the Unvested Share Repurchase Option, the Right of First Refusal, and the Repurchase Rights Upon Marital Dissolution and after full repayment of any promissory note secured by the shares in escrow, but not more frequently than twice each calendar year, the escrow agent shall deliver to the Optionee the shares no longer subject to such restrictions and no longer securing any promissory note.

          16.3 Notices and Payments. In the event the shares held in escrow are subject to the Company's exercise of the Unvested Share Repurchase Option, the Right of First Refusal, or the Repurchase Rights Upon Marital Dissolution, the notices required to be given to the Optionee shall be given to the escrow agent, and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

     17.  Stock Dividends Subject to Option Agreement.  If, from time to time,
          -------------------------------------------
there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option, the Right of First Refusal, the Repurchase Rights Upon Marital Dissolution, and any security interest held by the Company with the same force and effect as the shares subject to the Unvested Share Repurchase Option, the Right of First Refusal, the Repurchase Rights Upon Marital Dissolution, and such security interest immediately before such event.

     18.  Notice of Sales Upon Disqualifying Disposition.  The Optionee shall
          ----------------------------------------------
dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Optionee exercises all or part of the Option or within two (2) years after the Date of Option Grant. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Option Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

     19.  Rules of the Commissioner of Corporations.  The Optionee is hereby
          -----------------------------------------
delivered a copy of Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California, adopted pursuant to the California Corporate Securities Act of 1968. References to the "Code" in the following text are references to the California Corporations Code.

     260.141.11.  Restriction on Transfer.

          (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

          (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

               (1) to the issuer;

               (2) pursuant to the order or process of any court;

               (3) to any person described in subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

               (4) to the transferor's ancestors, descendants, or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants, or spouse;

               (5) to holders of securities of the same class of the same issuer;

               (6) by way of gift or donation inter vivos or on death;

               (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

               (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

               (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

               (10) by way of a sale qualified under Sections 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

               (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

               (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision
(a) of Section 25143 is in effect with respect to such qualification;

               (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

               (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

               (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

               (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

               (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision
(f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

          (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend prominently stamped or printed thereon in capital letters of not less than 10-point size reading as follows:
"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

     20.  Legends.  The Company may at any time place legends referencing the
          -------
Unvested Share Repurchase Option, the Right of First Refusal and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this

Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

          20.1 "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

          20.2 Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.

          20.3 "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

          20.4 "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

          20.5 "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("ISO"). IN ORDER TO OBTAIN THE PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO ______________. SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO THIS DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE CORPORATION IMMEDIATELY. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE."

     21.  Public Offering.  The Optionee hereby agrees that in the event of any
          ---------------
underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act. The foregoing limitation shall remain in effect for the two (2) year period immediately following the effective date of the Company's initial public offering and shall thereafter terminate and cease to have any force or effect. The Optionee shall be subject to this Section provided and only if the officers and directors of the Company are also subject to similar arrangements.

     22.  Binding Effect.  Subject to the restrictions on transfer set forth
          --------------
herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     23.  Termination or Amendment.  The Board may terminate or amend the Plan
          ------------------------
or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

     24.  Integrated Agreement.  This Option Agreement and the Plan constitute
          --------------------
the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein or therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     25.  Applicable Law.  This Option Agreement shall be governed by the laws
          --------------
of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                    VISIGENIC SOFTWARE, INC.



                                    By:______________________________________

                                    Title:___________________________________



     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in Section 11, the Right of First Refusal set forth in Section 12, and the Repurchase Rights Upon Marital Dissolution set forth in Section 13, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

     The undersigned acknowledges receipt of a copy of the Plan and a copy of
Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California regarding restriction on transfer.

                                       OPTIONEE



Date:_____________________________     _________________________________________

                                   EXHIBIT A
                                   ---------

                               CONSENT OF SPOUSE


     The undersigned, being the spouse of _______________________ does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Option Agreement. The undersigned is aware that Section 13 provides my spouse and the Company the option to purchase all of the shares of stock acquired by my spouse upon exercise of the Option (the "Shares") of which I may become possessed as a result of a gift from my spouse or a court decree or any property settlement in any domestic litigation.

     I hereby agree that my interest, if any, in the Shares will be irrevocably bound by the Option Agreement and further understand and agree that any community property interest I may have in the Shares will be similarly bound by the Option Agreement.

     I agree to the sale and purchase described in Section 13 of the Option Agreement and I hereby consent to the sale of the Shares by my spouse or my spouse's legal representative in accordance with the provisions of the Option Agreement. Further, as part of the consideration for the Option Agreement, I agree that at my death, if I have not disposed of any interest of mine in the Shares by an outright bequest of said shares to my spouse, then my spouse and the Company will have the same rights against my legal representative to purchase any interest of mine in the Shares as they would have had pursuant to
Section 13 of the Option Agreement if I had acquired the Shares pursuant to a court decree in domestic litigation.

     I am aware that the legal, financial and related matters contained in the
     -------------------------------------------------------------------------
Option Agreement are complex and that I am free to seek independent professional
- --------------------------------------------------------------------------------
guidance or counsel with respect to this Consent.  I have either sought such
- ----------------------------------------------------------------------------
guidance or counsel or determined after reviewing the Option Agreement carefully
- --------------------------------------------------------------------------------
that I waive such right.
- -----------------------


Dated:____________________________     _________________________________________
                                       (signature)



                                       _________________________________________
                                       (name printed)

EXAMPLE OF APPLICATION OF EXCEPTION TO $100,000 EXERCISE LIMITATION (SECTION
- ----------------------------------------------------------------------------
4.1(b))
- -------

Number of Option Shares:  600,000
Date of Option Grant: 2/1/95
Fair Market Value on Date of Option Grant:    $1.00
$100,000 Exercise Limitation per calendar year: 100,000 shares
Option vests at the rate of 1/48 per month (12,500 shares).
ISO portion is 425,000 and NSO portion is 175,000 determined as follows:

=======================================================================================
 Vesting Date      Cumulative       Total Cumulative   ISO Cumulative   NSO Cumulative
                $100,000 Exercise     Vested Shares     Vested Shares    Vested Shares
                      Limit
=======================================================================================
- ---------------------------------------------------------------------------------------
   2-1-95            100,000                     0
- ---------------------------------------------------------------------------------------
   3-1-95                                     12,500        12,500             0
- ---------------------------------------------------------------------------------------
   4-1-95                                     25,000        25,000             0
- ---------------------------------------------------------------------------------------
   5-1-95                                     37,500        37,500             0
- ---------------------------------------------------------------------------------------
   6-1-95                                     50,000        50,000             0
- ---------------------------------------------------------------------------------------
   7-1-95                                     62,500        62,500             0
- ---------------------------------------------------------------------------------------
   8-1-95                                     75,000        75,000             0
- ---------------------------------------------------------------------------------------
   9-1-95                                     87,500        87,500             0
- ---------------------------------------------------------------------------------------
  10-1-95                                    100,000       100,000             0
- ---------------------------------------------------------------------------------------
  11-1-95                                    112,500       100,000        12,500
- ---------------------------------------------------------------------------------------
  12-1-95                                    125,000       100,000        25,000
- ---------------------------------------------------------------------------------------
   1-1-96            200,000                 137,500       112,500        25,000
- ---------------------------------------------------------------------------------------
   2-1-96                                    150,000       125,000        25,000
- ---------------------------------------------------------------------------------------
   3-1-96                                    162,500       137,500        25,000
- ---------------------------------------------------------------------------------------
   4-1-96                                    175,000       150,000        25,000
- ---------------------------------------------------------------------------------------
   5-1-96                                    187,500       162,500        25,000
- ---------------------------------------------------------------------------------------
   6-1-96                                    200,000       175,000        25,000
- ---------------------------------------------------------------------------------------
   7-1-96                                    212,500       187,500        25,000
- ---------------------------------------------------------------------------------------
   8-1-96                                    225,000       200,000        25,000
- ---------------------------------------------------------------------------------------
   9-1-96                                    237,500       200,000        37,500
- ---------------------------------------------------------------------------------------
  10-1-96                                    250,000       200,000        50,000
- ---------------------------------------------------------------------------------------
  11-1-96                                    262,500       200,000        62,500
- ---------------------------------------------------------------------------------------
  12-1-96                                    275,000       200,000        75,000
- ---------------------------------------------------------------------------------------


===================================================================================================
  Vesting Date          Cumulative          Total Cumulative    ISO Cumulative    NSO Cumulative
                     $100,000 Exercise       Vested Shares       Vested Shares     Vested Shares
                        Limit
===================================================================================================
   1-1-97               300,000                 287,500             212,500         75,000
- ---------------------------------------------------------------------------------------------------
   2-1-97                                       300,000             225,000         75,000
- ---------------------------------------------------------------------------------------------------
   3-1-97                                       312,500             237,500         75,000
- ---------------------------------------------------------------------------------------------------
   4-1-97                                       325,000             250,000         75,000
- ---------------------------------------------------------------------------------------------------
   5-1-97                                       337,500             262,500         75,000
- ---------------------------------------------------------------------------------------------------
   6-1-97                                       350,000             275,000         75,000
- ---------------------------------------------------------------------------------------------------
   7-1-97                                       362,500             287,500         75,000
- ---------------------------------------------------------------------------------------------------
   8-1-97                                       375,000             300,000         75,000
- ---------------------------------------------------------------------------------------------------
   9-1-97                                       387,500             300,000         87,500
- ---------------------------------------------------------------------------------------------------
  10-1-97                                       400,000             300,000        100,000
- ---------------------------------------------------------------------------------------------------
  11-1-97                                       412,500             300,000        112,500
- ---------------------------------------------------------------------------------------------------
  12-1-97                                       425,000             300,000        125,000
- ---------------------------------------------------------------------------------------------------
   1-1-98               400,000                 437,500             312,500        125,000
- ---------------------------------------------------------------------------------------------------
   2-1-98                                       450,000             325,000        125,000
- ---------------------------------------------------------------------------------------------------
   3-1-98                                       462,500             337,500        125,000
- ---------------------------------------------------------------------------------------------------
   4-1-98                                       475,000             350,000        125,000
- ---------------------------------------------------------------------------------------------------
   5-1-98                                       487,500             362,500        125,000
- ---------------------------------------------------------------------------------------------------
   6-1-98                                       500,000             375,000        125,000
- ---------------------------------------------------------------------------------------------------
   7-1-98                                       512,500             387,500        125,000
- ---------------------------------------------------------------------------------------------------
   8-1-98                                       525,000             400,000        125,000
- ---------------------------------------------------------------------------------------------------
   9-1-98                                       537,500             400,000        137,500
- ---------------------------------------------------------------------------------------------------
  10-1-98                                       550,000             400,000        150,000
- ---------------------------------------------------------------------------------------------------
  11-1-98                                       562,000             400,000        162,500
- ---------------------------------------------------------------------------------------------------
  12-1-98                                       575,000             400,000        175,000
- ---------------------------------------------------------------------------------------------------
   1-1-99               500,000                 587,500             412,500        175,000
- ---------------------------------------------------------------------------------------------------
   2-1-99                                       600,000             425,000        175,000
===================================================================================================

IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.



                            VISIGENIC SOFTWARE, INC.

                            IMMEDIATELY EXERCISABLE

                      NONSTATUTORY STOCK OPTION AGREEMENT


  THIS IMMEDIATELY EXERCISABLE NONSTATUTORY STOCK OPTION AGREEMENT (the "Option Agreement") is made and entered into as of ___________, 199_, by and between Visigenic Software, Inc. and ___________________________ (the "Optionee").

  The Company has granted to the Optionee an option to purchase certain shares of Stock, upon the terms and conditions set forth in this Option Agreement (the "Option"). The Option shall in all respects be subject to the terms and conditions of the Visigenic Software, Inc. 1995 Stock Option Plan (the "Plan"), the provisions of which are incorporated herein by reference.

  1.   Definitions and Construction.
       ----------------------------

       1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Plan. Whenever used herein, the following terms shall have their respective meanings set forth below:

            (a) "Date of Option Grant" means ________________________ , 199_.

            (b) "Number of Option Shares" means ___________________ shares of Stock, as adjusted from time to time pursuant to Section 9.

            (c) "Exercise Price" means $ ____________ per share of Stock, as adjusted from time to time pursuant to Section 9.

            (d) "Initial Exercise Date" means the later of the Date of Option Grant or the date the Optionee's Service commences.

            (e) "Initial Vesting Date" means the date occurring six (6) months after (check one):

                              the Date of Option Grant.
                         ---  -------------------------

                         ___  __________________ , 199_ , the date the

                         Optionee's Service commenced.

             (f) "Vested Ratio" means, on any relevant date, the ratio determined as follows:

                                                       Vested Ratio
                                                       ------------
               Prior to Initial Vesting Date                  0

               On Initial Vesting Date,                     1/8
               provided the Optionee's Service
               is continuous from the later of
               the Date of Option Grant or the
               Optionee's Service
               commencement date until the
               Initial Vesting Date

               Plus
               ----

               For each full month of the                  1/48
               Optionee's continuous Service
               from the Initial Vesting Date
               until the Vested Ratio equals
               1/1, an additional

               (g) "Option Expiration Date" means the date ten (10) years after the Date of Option Grant.

               (h) "Disability" means the inability of the Optionee, in the opinion of a qualified physician, to perform the major duties of the Optionee's position with the Participating Company Group because of the sickness or injury of the Optionee.

               (i) "Securities Act" means the Securities Act of 1933, as amended.

               (j) "Service" means the Optionee's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. The Optionee's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders Service to the Participating Company Group or a change in the Participating Company for which the Optionee renders such Service, provided that there is no interruption or termination of the Optionee's Service. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be a Participating Company.

          1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural, and the plural shall include the singular. Use of the term "or" is intended to include the conjunctive as well as the disjunctive.

     2.   Tax Status of the Option.  This Option is intended to be a
          ------------------------
Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.

     3.   Administration.  All questions of interpretation concerning this
          --------------
Option Agreement shall be determined by the Board, including any duly appointed Committee of the Board. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.   Exercise of the Option.
          ----------------------

          4.1 Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the Number of Option Shares less the number of shares previously acquired upon exercise of the Option, subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in Section 11, Section 12 and Section 13.

          4.2 Method of Exercise. Exercise of the Option shall be by written notice to the Company which must state the election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in Section 6, accompanied by (i) full payment of the aggregate Exercise Price for the number of shares of Stock being purchased and
(ii) an executed copy, if required herein, of the then current forms of escrow and security agreement referenced below. The Option shall be deemed to be exercised upon receipt by the Company of such written notice, the aggregate Exercise Price, and, if required by the Company, such executed agreements.

     4.3  Payment of Exercise Price.

          (a) Forms of Payment Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of whole shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the aggregate Exercise Price, (iii) by means of a Same-Day Sale, as defined in Section 4.3(c), (iv) in the Company's sole discretion at the time the Option is exercised, by cash for a portion of the aggregate Exercise Price not less than the par value of the shares being acquired and the Optionee's promissory note for the balance of the aggregate Exercise Price, or
(v) by any combination of the foregoing.

          (b) Tender of Stock. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Stock to the extent such tender of Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

          (c) Same-Day Sale. A "Same-Day Sale" means the assignment in a form acceptable to the Company of the proceeds of a sale of some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

          (d) Payment by Promissory Note. No promissory note shall be permitted if an exercise of the Option using a promissory note would be a violation of any law. Unless otherwise specified by the Board at the time the

Option is granted, the promissory note permitted in clause (iv) of Section 4.3(a) shall be a full recourse note in a form satisfactory to the Company, with principal payable four (4) years after the date the Option is exercised. Interest on the principal balance of the promissory note shall be payable in annual installments at the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. Such recourse promissory note shall be secured by the shares of Stock acquired pursuant to the then current form of security agreement as approved by the Company. At any time the Company is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations. Except as the Company in its sole discretion shall determine, the Optionee shall pay the unpaid principal balance of the promissory note and any accrued interest thereon upon termination of the Optionee's Service with the Participating Company Group for any reason, with or without cause.

          4.4 Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Participating Company Group, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired upon exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired upon exercise of the Option. Upon request by the Optionee and subject to approval by the Company, in its sole discretion, and compliance with any applicable conditions or restrictions imposed by Rule 16b-3 if the Optionee is an Insider, the Company may withhold from the shares of Stock acquired by the Optionee upon the exercise of the Option a number of whole shares having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law. If the date of determination of any tax withholding obligation is deferred to a date later than the date of Option exercise, share withholding pursuant to the preceding sentence shall not be permitted unless the Optionee makes a proper and timely election, covering the aggregate number of shares of Stock acquired upon such exercise with respect to which such determination is deferred, to accelerate the determination of such tax withholding obligation to the date of Option exercise. Any adverse consequences to the Optionee, including tax consequences and consequences under
Section 16 of the Exchange Act, if applicable, arising in connection with such share withholding procedure shall be the sole responsibility of the Optionee. The Optionee is cautioned that the Option is not exercisable unless the tax withholding obligations of the Participating Company Group are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

          4.5 Certificate Registration. Except in the event the Exercise Price is paid by means of a Same-Day Sale, the certificate for the shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          4.6 Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of shares of Stock upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          4.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

     5.   Nontransferability of the Option.  The Option may be exercised during
          --------------------------------
the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent provided in Section 7, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

     6.  Termination of the Option.  The Option shall terminate and may no
         -------------------------
longer be exercised on the first to occur of (a) the Option Expiration Date, (b) the last date for exercising the Option following termination of the Optionee's Service as described in Section 7, or (c) a Transfer of Control to the extent provided in Section 8.

     7.   Effect of Termination of Service.
          --------------------------------

          7.1  Option Exercisability.

               (a) Disability. If the Optionee's Service with the Participating Company Group is terminated because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

               (b) Death. If the Optionee's Service with the Participating Company Group is terminated because of the death of the Optionee, (i) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (ii) solely for purposes of computing the Vested Ratio, the Optionee shall be given credit for an additional twelve (12) months of continuous Service; provided, however, that in no event shall the Vested Ratio exceed 1/1. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months after the Optionee's termination of Service.

               (c) Other Termination of Service. If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability or death, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee within thirty (30) days after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

          7.2 Additional Limitations on Option Exercise. Notwithstanding the provisions of Section 7.1, the Option may not be exercised after the Optionee's termination of Service to the extent that the shares to be acquired upon exercise of the Option would be subject to the Unvested Share Repurchase Option as provided in Section 11. Except as the Company and the Optionee otherwise agree, exercise of the Option pursuant to Section 7.1 following termination of the Optionee's Service may not be made by delivery of a promissory note as provided in Section 4.3(a).

          7.3 Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

          7.4 Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section
7.1 of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

          7.5 Leave of Absence. For purposes of Section 7.1, the Optionee's Service with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave of absence in excess of ninety (90) days, the Optionee's Service shall be deemed to terminate on the ninety-first (91st) day of such leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company (or required by law), a leave of absence shall not be treated as Service for purposes of determining the Optionee's Vested Ratio.

     8.   Ownership Change and Transfer of Control.
          ----------------------------------------

          8.1  Definitions.

               (a) An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

                    (i) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the voting stock of the Company;

                    (ii) a merger or consolidation in which the Company is a party;

                    (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one or more corporations (the "Transferee Corporation(s)") wherein the stockholders of the Company immediately before such sale, exchange, or transfer retain in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before such event, directly or indirectly

(including, without limitation, through their ownership of shares of the voting stock of a corporation which owns the Transferee Corporation(s) either directly or through one or more subsidiaries), at least a majority of the beneficial interest in the voting stock of the Transferee Corporation(s) immediately after such event); or

                    (iv) a liquidation or dissolution of the Company.

               (b)  A "Transfer of Control" shall mean

                    (i) an Ownership Change described in Sections 8.1(a)(i) or 8.1(a)(ii) wherein the stockholders of the Company immediately before such Ownership Change do not retain in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before such Ownership Change, directly or indirectly (including, without limitation, through their ownership of shares of the voting stock of a corporation which, as a result of such Ownership Change, owns the Company either directly or through one or more subsidiaries), at least a majority of the beneficial interest in the voting stock of the Company immediately after such Ownership Change; or

                    (ii) an Ownership Change described in Sections 8.1(a)(iii) or 8.1(a)(iv).

          8.2 Effect of Transfer of Control on Option. In the event of a Transfer of Control, the Board, in its sole discretion, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to either assume the Company's rights and obligations under the Option or substitute a substantially equivalent option for the Acquiring Corporation's stock for the Option. The Company shall provide the Optionee with at least ten (10) days advance written notice of the pending Transfer of Control prior to the consummation thereof. The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control. Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Transfer of Control and any consideration received pursuant to the Transfer of Control with respect to such shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein. If the corporation the stock of which is subject to the Option immediately prior to the Transfer of Control is the surviving or continuing corporation in an Ownership Change described in Section 8.1(a)(i), the Option shall be deemed to have been assumed by the Acquiring Corporation for purposes of this Option Agreement.

     9.   Adjustments for Changes in Capital Structure.  In the event of any
          --------------------------------------------
stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number, Exercise Price and class of shares of stock subject to the Option. If a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Board may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the Number of Option Shares and the Exercise Price shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 9 shall be rounded up or down to the nearest whole number, as determined by the Board, and in no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option.

     10.  Rights as a Stockholder, Employee, Director or Consultant.  The
          ---------------------------------------------------------
Optionee shall have no rights as a stockholder with respect to any shares covered by the Option until the date on which all of the conditions under this Option Agreement to an effective exercise of the Option have been satisfied. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such effective exercise of the Option, except as provided in Section 9. Nothing in this Option Agreement shall confer upon the Optionee any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's Service as an Employee, Director or Consultant, as the case may be, at any time.

     11.  Unvested Share Repurchase Option.
          --------------------------------

          11.1 Grant of Unvested Share Repurchase Option. In the event the Optionee's Service with the Participating Company Group is terminated for any reason or no reason, with or without cause, other than pursuant to a Termination After Transfer of Control as defined in Section 11.2 below if the Optionee is an Employee or Director, or if the Optionee, the Optionee's legal representative, or other holder of shares acquired upon exercise of the Option attempts to sell, exchange, transfer, pledge, or otherwise dispose of (other than pursuant to an Ownership Change) any shares acquired upon exercise of the Option which exceed the Vested Shares as defined in Section 11.2 below (the "Unvested Shares"), the Company shall have the right to repurchase the Unvested Shares under the terms and subject to the conditions set forth in this Section 11 (the "Unvested Share Repurchase Option"). The Unvested Share Repurchase Option shall terminate in the event of a Termination After Transfer of Control if the Optionee is an Employee or Director.

          11.2 Definitions.

               (a) Vested Shares and Unvested Shares. The "Vested Shares" shall mean, on any given date, a number of shares of Stock equal to the

Number of Option Shares multiplied by the Vested Ratio determined as of such date and rounded down to the nearest whole share. On such given date, the "Unvested Shares" shall mean the number of shares of Stock acquired upon exercise of the Option which exceed the Vested Shares determined as of such date.

            (b) Termination After Transfer of Control.

                (i) "Termination After Transfer of Control" shall mean either of the following events occurring after a Transfer of Control:

                    (1) termination by the Participating Company Group of the Optionee's Service with the Participating Company Group for any reason other than Termination for Cause (as defined below); or

                    (2) the Optionee's resignation from Service with the Participating Company Group immediately following any Constructive Termination (as defined below).

               (ii) Notwithstanding any provision herein to the contrary, Termination After Transfer of Control shall not include any termination of the Optionee's Service with the Participating Company Group which (1) is a Termination for Cause (as defined below); (2) is a result of the Optionee's death or Disability; (3) is a result of the Optionee's voluntary termination of Service other than upon Constructive Termination (as defined below); or (4) occurs prior to the effectiveness of a Transfer of Control.

            (c) Termination for Cause. "Termination for Cause" shall mean termination by the Participating Company Group of the Optionee's Service with the Participating Company Group for any of the following reasons: (i) theft, dishonesty, or falsification of any Participating Company records; (ii) improper use or disclosure of a Participating Company's confidential or proprietary information; (iii) any action by the Optionee which has a detrimental effect on a Participating Company's reputation or business; (iv) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from the Participating Company Group of, and a reasonable opportunity to cure, such failure or inability; (v) any material breach by the Optionee of any employment agreement between the Optionee and the Participating Company Group, which breach is not cured pursuant to the terms of such agreement; or (vi) the Optionee's conviction of any criminal act which impairs the Optionee's ability to perform his or her duties with the Participating Company Group.

            (d) Constructive Termination. "Constructive Termination" shall mean any one or more of the following:

                (i) without the Optionee's express written consent, the assignment to the Optionee of any duties, or any limitation of the Optionee's responsibilities, substantially inconsistent with the Optionee's positions, duties, responsibilities and status with the Participating Company Group immediately prior to the date of the Transfer of Control;

                     (ii) without the Optionee's express written consent, the relocation of the principal place of the Optionee's employment to a location that is more than fifty (50) miles from the Optionee's principal place of employment immediately prior to the date of the Transfer of Control, or the imposition of travel requirements substantially more demanding of the Optionee than such travel requirements existing immediately prior to the date of the Transfer of Control;

                     (iii) any failure by the Participating Company Group to pay, or any material reduction by the Participating Company Group of, (1) the Optionee's base salary in effect immediately prior to the date of the Transfer of Control (unless reductions comparable in amount and duration are concurrently made for all other employees of the Participating Company Group with responsibilities, organizational level and title comparable to the Optionee's), or (2) the Optionee's bonus compensation, if any, in effect immediately prior to the date of the Transfer of Control (subject to applicable performance requirements with respect to the actual amount of bonus compensation earned by the Optionee); or

                     (iv)   any failure by the Participating Company Group to
(1) continue to provide the Optionee with the opportunity to participate, on terms no less favorable than those in effect for the benefit of any employee group which customarily includes a person holding the employment position or a comparable position with the Participating Company Group then held by the Optionee, in any benefit or compensation plans and programs, including, but not limited to, the Participating Company Group's life, disability, health, dental, medical, savings, profit sharing, stock purchase and retirement plans, if any, in which the Optionee was participating immediately prior to the date of the Transfer of Control, or their equivalent, or (2) provide the Optionee with all other fringe benefits (or their equivalent) from time to time in effect for the benefit of any employee group which customarily includes a person holding the employment position or a comparable position with the Participating Company Group then held by the Optionee.

          11.3 Exercise of Unvested Share Repurchase Option. The Company may exercise the Unvested Share Repurchase Option by written notice delivered personally or forwarded by first class mail to the Optionee within sixty (60) days after (a) termination of the Optionee's Service (or exercise of the Option, if later) or (b) the Company has received notice of the attempted disposition of Unvested Shares. If the Company fails to give notice within such sixty (60) day period, the Unvested Share Repurchase Option shall terminate unless the Company and the Optionee have extended the time for the exercise of the Unvested Share Repurchase Option. The Unvested Share Repurchase Option must be exercised, if at all, for all of the Unvested Shares, except as the Company and the Optionee otherwise agree.

          11.4 Payment for Shares and Return of Shares to Company. The purchase price per share being repurchased by the Company shall be an amount equal to the Optionee's original cost per share, as adjusted pursuant to Section 9 (the "Repurchase Price"). The Company shall pay the aggregate Repurchase Price to the Optionee in cash within thirty (30) days after the date of personal delivery or mailing of the written notice of the Company's exercise of the Unvested Share Repurchase Option. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled. The shares being repurchased shall be delivered to the Company by the Optionee at the same time as the delivery of the Repurchase Price to the Optionee.

          11.5 Assignment of Unvested Share Repurchase Option. The Company shall have the right to assign the Unvested Share Repurchase Option at any time, whether or not such option is then exercisable, to one or more persons as may be selected by the Company.

          11.6 Ownership Change. Except as otherwise provided herein, in the event of an Ownership Change, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of Unvested Shares shall be immediately subject to the Unvested Share Repurchase Option and included in the terms "Stock" and "Unvested Shares" for all purposes of the Unvested Share Repurchase Option with the same force and effect as the Unvested Shares immediately prior to the Ownership Change. While the aggregate Repurchase Price shall remain the same after such Ownership Change, the Repurchase Price per Unvested Share upon exercise of the Unvested Share Repurchase Option following such Ownership Change shall be adjusted as appropriate. For purposes of determining the Vested Ratio following an Ownership Change, credited Service shall include all Service with any corporation which is a Participating Company at the time the Service is rendered, whether or not such corporation is a Participating Company both before and after the event constituting the Ownership Change. The other provisions of this Section 11 notwithstanding, the Unvested Share Repurchase Option shall terminate and be of no further force and effect upon the occurrence of a Transfer of Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Option or substitutes a substantially equivalent option for the Acquiring Corporation's stock for the Option.

     12.  Right of First Refusal.
          ----------------------

          12.1 Grant of Right of First Refusal.  Except as provided in Section
12.7 below, in the event the Optionee, the Optionee's legal representative, or other holder of shares acquired upon exercise of the Option proposes to sell, exchange, transfer, pledge, or otherwise dispose of any Vested Shares (the "Transfer Shares") to any person or entity, including, without limitation, any stockholder of the Participating Company Group, the Company shall have the right to repurchase the

Transfer Shares under the terms and subject to the conditions set forth in this
Section 12 (the "Right of First Refusal"). For purposes of this Section 12, a change in record ownership of any Vested Shares (other than any such change pursuant to a decree of divorce or marital separation or similar order, or by any property settlement agreement, or upon death, incompetence or bankruptcy of the Optionee) shall be deemed a transfer subject to the Right of First Refusal whether or not such change in record ownership results in a change in the beneficial ownership of such shares.

          12.2 Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Board in good faith, subject to Section 15. If the Optionee proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

          12.3 Bona Fide Transfer. If the Company determines that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this Section 12, and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 12. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

          12.4 Exercise of Right of First Refusal. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same

Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty
(60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

          12.5 Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Optionee otherwise agree) within the period specified in Section
12.4 above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this Section 12.

          12.6 Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Option Agreement, including this Section 12 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this
Section 12 are met.

          12.7 Transfers Not Subject to Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired upon exercise of the Option if such transfer or exchange is in connection with an Ownership Change. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section
12.9 below result in a termination of the Right of First Refusal.

          12.8 Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

          12.9 Early Termination of Right of First Refusal. The other provisions of this Section 12 notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Transfer of Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Option or substitutes a substantially equivalent option for the Acquiring Corporation's stock for the Option, or (b) the existence of a public market for the class of shares subject to the Right of First Refusal. A "public market" shall be deemed to exist if (i) such stock is listed on a national securities exchange (as that term is used in the Exchange
Act) or (ii) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

          12.10 Death, Incompetence or Bankruptcy of Purchaser. In the event of the Optionee's death, incompetence or bankruptcy, the Company will have an option to purchase all, but not less than all, of the Transfer Shares (except as the Company and the appropriate personal representative of the Optionee otherwise agree) at a purchase price equal to the Fair Market Value of the Transfer Shares, as of the date of the Optionee's death, incompetence or bankruptcy, as determined by the Board subject to Section 15. For purposes of this Option Agreement, the incompetence of the Optionee will be deemed to have occurred upon the entry by a court of competent jurisdiction of an order adjudicating the Optionee incompetent to manage the Optionee's person or estate, and the bankruptcy of the Optionee will be deemed to have occurred when the Optionee obtains or becomes subject to an order for relief under the Bankruptcy Code or has executed and delivered an assignment for the benefit of the Optionee's creditors. The Company may exercise this option by delivery to the appropriate personal representative of the Optionee of a notice of exercise within sixty (60) days after an officer of the Company first becomes aware of the death, incompetency or bankruptcy of the Optionee. Notwithstanding the other provisions of this Section 12, the Company's option pursuant to this
Section 12.10 and not the Right of First Refusal will apply to transfers arising from the Optionee's death, incompetence or bankruptcy. The Company's option pursuant to this Section 12.10 will be deemed to be part of the Right of First Refusal for purposes of Section 12.6 above and Sections 16 and 19.4 below. The Company's option pursuant to this Section 12.10 will terminate, and be of no further force and effect, upon any termination of the Right of First Refusal pursuant to Section 12.9 above.

     13.  Repurchase Rights Upon Marital Dissolution.
          ------------------------------------------

          13.1 Repurchase from Spouse.

               (a) In the event of the dissolution of the Optionee's marriage or the Optionee's legal separation from his or her spouse, the Optionee shall have the right and option to purchase from his or her spouse all or any portion of the shares acquired upon exercise of the Option (i) awarded to the spouse pursuant to a decree of dissolution of marriage or separation or any other order by any court of competent jurisdiction or by any property settlement agreement (whether or not incorporated by reference in any such decree), or (ii) transferred by the Optionee to the spouse by gift prior to the dissolution or separation. The Optionee shall purchase such shares for a price equal to the Fair Market Value of such shares as determined by the Board in good faith, subject to Section 15, and upon the terms set forth below. The Optionee shall exercise his or her right, if at all, within thirty (30) days of the entry of any such decree or property settlement agreement by delivery to the Optionee's spouse of written notice of exercise, specifying the number of shares that the Optionee elects to purchase. The purchase price for the shares shall be paid by delivery of a check for the purchase price.

               (b) In the event the Optionee does not exercise his or her right to purchase all of the shares acquired upon exercise of the Option which are awarded to the Optionee's spouse, the Optionee shall provide written notice to the Company of the number of such shares available for purchase within thirty
(30) days of the entry of the decree or property settlement agreement. The Company shall then have the right to purchase at any time within thirty (30) days after delivery of such notice any of the shares not acquired by the Optionee directly from the Optionee's spouse at the same price and otherwise on the same terms that were available to the Optionee.

               (c)  The rights of the Optionee and the Company pursuant to this
Section 13 are hereinafter referred to as the "Repurchase Rights Upon Marital Dissolution."

          13.2 Effect on Right of First Refusal. The Right of First Refusal set forth in Section 12 above shall apply to any gift of shares acquired upon exercise of the Option made by the Optionee to the Optionee's spouse at the time of any such gift, but shall not apply in the case of any award of shares to the Optionee's spouse pursuant to a court decree or property settlement agreement or, at the time of any dissolution of the Optionee's marriage or marital separation, with respect to shares transferred by the Optionee by gift to the spouse prior to the dissolution, all of which transfers shall be subject to the Repurchase Rights Upon Marital Dissolution.

          13.3 Ownership Change. Consideration consisting of stock of a Participating Company received pursuant to an Ownership Change with respect to shares acquired upon exercise of the Option shall remain subject to the Repurchase

Rights Upon Marital Dissolution unless the provisions of Section 13.4 below result in a termination of such rights.

          13.4 Early Termination of Repurchase Rights Upon Marital Dissolution. The other provisions of this Section 13 notwithstanding, the Repurchase Rights Upon Marital Dissolution shall terminate and be of no further force and effect upon (a) the occurrence of a Transfer of Control, unless the Acquiring Corporation assumes the Company's rights and obligations under the Option or substitutes a substantially equivalent option for the Acquiring Corporation's stock for the Option, or (ii) the existence of a public market, as defined in
Section 12.9 above, for the class of shares subject to the Repurchase Rights Upon Marital Dissolution.

     14.  Spousal Consent.  If the Optionee is married on the date of this
          ---------------
Option Agreement, the Optionee's spouse shall execute a Consent of Spouse in the form of Exhibit A hereto, effective on the date hereof. Such consent shall not
        ---------
be deemed to confer or convey to the spouse any rights in the Option or the shares issuable upon the exercise thereof that do not otherwise exist by operation of law or the agreement of the parties. If the Optionee should marry or remarry subsequent to the date of this Option Agreement, the Optionee shall within thirty (30) days thereafter obtain his or her new spouse's acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Option Agreement by signing an additional Consent of Spouse in the form of Exhibit A. Failure to provide an additional Consent of
                         ---------
Spouse shall be treated as a transfer of all of the shares previously acquired by the Optionee upon exercise of the Option, if any, to such spouse and trigger the Company's Right of First Refusal under Section 12 above.

     15.  Appraisal.  In the case of: (a) the Company's exercise of its Right of
          ---------
First Refusal pursuant to Section 12 above with respect to a bona fide gift or involuntary transfer referred to therein, (b) the Company's option pursuant to
Section 12.10 upon the Optionee's death, incompetence or bankruptcy, or (c) the Optionee's or the Company's exercise of their Repurchase Rights Upon Marital Dissolution pursuant to Section 13 above, if the Objecting Party (as defined below) disagrees with the valuation determined by the Board, the Objecting Party may, by giving written notice to the Company within ten (10) days after being informed of the valuation, request that the value of the shares at issue be determined by an independent appraiser to be selected by the Company. The Company shall select an appraiser to determine the value of such shares within fifteen (15) days after the Company's actual receipt of the Objecting Party's notice disputing the valuation determined by the Board. Such appraiser shall be subject to the approval of the Objecting Party, which approval the Objecting Party shall not unreasonably withhold or delay. The Objecting Party's approval or refusal to approve the appraiser must be given before the appraiser announces a valuation. The value of such shares, as determined by the appraiser, shall be conclusively binding on all of the parties concerned. The expenses of appraisal shall be borne equally by the Company and the Objecting Party. Any time required to resolve a valuation dispute shall be added to the time periods in which the Company may exercise its rights under Sections 12, 12.10, and 13 above and the Optionee may exercise his or her rights vis-a-vis his or her spouse pursuant to Section 13 above. As used in this Section 15, the term "Objecting Party" means the Optionee or, in the case of Section 13 above only, the Optionee's spouse.

     16.  Escrow.
          ------

          16.1 Establishment of Escrow. To ensure that shares subject to the Unvested Share Repurchase Option, the Right of First Refusal, the Repurchase Rights Upon Marital Dissolution or securing any promissory note will be available for repurchase, the Company may require the Optionee to deposit the certificate evidencing the shares which the Optionee purchases upon exercise of the Option with an escrow agent designated by the Company under the terms and conditions of escrow and security agreements approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate in escrow. In the event of an Ownership Change or change in stock subject to the provisions of this Option Agreement as described in Section 17, any and all new, substituted or additional securities or other property to which the Optionee is entitled by reason of the Optionee's ownership of shares of Stock acquired upon exercise of the Option that remain, following such Ownership Change or change described in Section 17, subject to the Unvested Share Repurchase Option, the Right of First Refusal, or the Repurchase Rights Upon Marital Dissolution or any security interest held by the Company shall be immediately subject to the escrow to the same extent as such shares of Stock immediately before such event. The Company shall bear the expenses of the escrow.

          16.2 Delivery of Shares to Optionee. As soon as practicable after the expiration of the Unvested Share Repurchase Option, the Right of First Refusal, and the Repurchase Rights Upon Marital Dissolution, and after full repayment of any promissory note secured by the shares in escrow, but not more frequently than twice each calendar year, the escrow agent shall deliver to the Optionee the shares no longer subject to such restrictions and no longer securing any promissory note.

          16.3 Notices and Payments. In the event the shares held in escrow are subject to the Company's exercise of the Unvested Share Repurchase Option, the Right of First Refusal, or the Repurchase Rights Upon Marital Dissolution, the notices required to be given to the Optionee shall be given to the escrow agent, and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

     17.  Stock Dividends Subject to Option Agreement.  If, from time to time,
          -------------------------------------------
there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Unvested Share Repurchase Option, the Right of First Refusal, the Repurchase Rights Upon Marital Dissolution, and any security interest held by the Company with the same force and effect as the shares subject to the Unvested Share Repurchase Option, the Right of First Refusal, the Repurchase Rights Upon Marital Dissolution, and such security interest immediately before such event.

     18.  Rules of the Commissioner of Corporations.  The Optionee is hereby
          -----------------------------------------
delivered a copy of Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California, adopted pursuant to the California Corporate Securities Act of 1968. References to the "Code" in the following text are references to the California Corporations Code.

     260.141.11.  Restriction on Transfer.

          (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

          (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

               (1)  to the issuer;

               (2) pursuant to the order or process of any court;

               (3) to any person described in subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

               (4) to the transferor's ancestors, descendants, or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants, or spouse;

               (5) to holders of securities of the same class of the same issuer;

               (6) by way of gift or donation inter vivos or on death;

               (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

               (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

               (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

               (10) by way of a sale qualified under Sections 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

               (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

               (12) by way of an exchange qualified under Sections 25111, 25112, or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

               (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

               (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

               (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

               (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

               (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of

Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

           (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend prominently stamped or printed thereon in capital letters of not less than 10-point size reading as follows: "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

     19.   Legends. The Company may at any time place legends referencing the
           -------
Unvested Share Repurchase Option, the Right of First Refusal and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

           19.1 "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OF HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

           19.2 Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.

           19.3 "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN UNVESTED SHARE REPURCHASE OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

           19.4 "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

      20.  Public Offering.  The Optionee hereby agrees that in the event of any
           ---------------
underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act. The foregoing limitation shall remain in effect for the two (2) year period immediately following the effective date of the Company's initial public offering and shall thereafter terminate and cease to haveany force or effect. The Optionee shall be subject to this Section provided and only if the officers and directors of the Company are also subject to similar arrangements.

     21.  Binding Effect.  Subject to the restrictions on transfer set forth
          --------------
herein, this Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     22.  Termination or Amendment.  The Board may terminate or amend the Plan
          ------------------------
or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such termination or amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Option Agreement shall be effective unless in writing.

     23.  Integrated Agreement.  This Option Agreement and the Plan constitute
          --------------------
the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein or therein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Participating Company Group other than those as set forth or provided for herein or therein. To the extent contemplated herein or therein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

     24.  Applicable Law.  This Option Agreement shall be governed by the laws
          --------------
of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

                                            VISIGENIC SOFTWARE, INC.


                                            By:___________________________

                                            Title:________________________


     The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Unvested Share Repurchase Option set forth in Section 11, the Right of First Refusal set forth in Section 12, and the Repurchase Rights Upon Marital Dissolution set forth in Section 13, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

     The undersigned acknowledges receipt of a copy of the Plan and a copy of
Section 260.141.11 of the Rules of the Commissioner of Corporations of the State of California regarding restriction on transfer.



                                          OPTIONEE


Date:________________________________     ______________________________________

                                   EXHIBIT A
                                   ---------

                               CONSENT OF SPOUSE

     The undersigned, being the spouse of ___________________________ does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Option Agreement. The undersigned is aware that Section 13 provides my spouse and the Company the option to purchase all of the shares of stock acquired by my spouse upon exercise of the Option (the "Shares") of which I may become possessed as a result of a gift from my spouse or a court decree or any property settlement in any domestic litigation.

     I hereby agree that my interest, if any, in the Shares will be irrevocably bound by the Option Agreement and further understand and agree that any community property interest I may have in the Shares will be similarly bound by the Option Agreement.

     I agree to the sale and purchase described in Section 13 of the Option Agreement and I hereby consent to the sale of the Shares by my spouse or my spouse's legal representative in accordance with the provisions of the Option Agreement. Further, as part of the consideration for the Option Agreement, I agree that at my death, if I have not disposed of any interest of mine in the Shares by an outright bequest of said shares to my spouse, then my spouse and the Company will have the same rights against my legal representative to purchase any interest of mine in the Shares as they would have had pursuant to
Section 13 of the Option Agreement if I had acquired the Shares pursuant to a court decree in domestic litigation.

     I am aware that the legal, financial and related matters contained in the
     -------------------------------------------------------------------------
Option Agreement are complex and that I am free to seek independent professional
- --------------------------------------------------------------------------------
guidance or counsel with respect to this Consent. I have either sought such
- ---------------------------------------------------------------------------
guidance or counsel or determined after reviewing the Option Agreement carefully
- --------------------------------------------------------------------------------
that I waive such right.
- ------------------------

Dated: ____________________________     ________________________________________
                                        (signature)


                                        ________________________________________
                                        (name printed)